EXHIBIT 10.10
EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of January 27, 2012 (the “Assignment”), is entered into by and among Redwood Residential Acquisition Corporation (the “Assignor” and, solely in its capacity as servicing administrator described herein, the “Servicing Administrator”), Sequoia Residential Funding, Inc. (the “Depositor”), Cenlar FSB, as the servicer (the “Servicer”), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2012 (the “Pooling and Servicing Agreement”) among the Depositor, the Assignee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

RECITALS

WHEREAS, the Assignor and the Servicer have entered into a certain Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, as amended by the Amendment No. 1 to Flow Mortgage Loan Servicing Agreement dated November 3, 2011, and hereby (the “Flow Servicing Agreement”), and the Servicer is currently servicing certain mortgage loans (the “Mortgage Loans”) under the Flow Servicing Agreement; and

WHEREAS, the Assignor will sell the Mortgage Loans (the “Specified Mortgage Loans”) that are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and its rights under the Flow Servicing Agreement with respect to the Specified Mortgage Loans to the Depositor; and

WHEREAS, the Depositor will sell to the Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Flow Servicing Agreement with respect to the Specified Mortgage Loans; and

WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.           Assignment and Assumption.

(a)           Effective on and as of the date hereof, the Assignor hereby sells, assigns, conveys and transfers to the Depositor all of its right, title and interest in, to and under the Flow Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Servicing Agreement) to the extent relating to the Specified Mortgage Loans, and the Depositor hereby accepts such assignment from the Assignor and assumes such obligations.

(b)           Effective on and as of the date hereof, the Depositor hereby sells, assigns, conveys and transfers to the Assignee all of its right, title and interest in, to and under the Flow Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Servicing Agreement) to the extent relating to the Specified Mortgage Loans, the Depositor is released from all obligations under the Flow Servicing Agreement, and the Assignee hereby accepts such assignment from the Depositor.

(c)           Assignee agrees to be bound, as “Owner” (as such term is defined in the Flow Servicing Agreement), by all of the terms, covenants and conditions of the Flow Servicing Agreement relating to the Specified Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and Servicer all of Assignor’s obligations as Owner thereunder in respect of the Specified Mortgage Loans, and Assignor is released from such obligations.

2.	Recognition of the Assignee.

From and after the date hereof, subject to Section 3 below, the Servicer shall recognize the Assignee as the holder of the rights and benefits of the Owner with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into a separate servicing agreement for the servicing of the Specified Mortgage Loans in the form of the Flow Servicing Agreement with the Assignee as the Owner thereunder, the terms of which Flow Servicing Agreement are incorporated herein by reference and amended hereby.  It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

3.	Continuing Rights and Responsibilities.

(a)  Controlling Holder Rights.  The parties hereto agree and acknowledge that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee’s rights and all related responsibilities as Owner under the section of the Flow Servicing Agreement listed below:

Flow Servicing Agreement:

Section	Matter

11.20	Servicer Shall Provide Access and Information as Reasonably Required.

(b)           Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Owner under the Sections of the Flow Servicing Agreement listed below:

Flow Servicing Agreement:

Section	Matter

Addendum I	Regulation AB Compliance Addendum

(c)           In addition, the Servicer agrees to furnish to the Assignor as well as to the Master Servicer copies of reports, notices, statements and other communications required to be delivered by the Servicer pursuant to any of the sections of the Flow Servicing Agreement referred to above and under the following sections, at the times therein specified:

Flow Servicing Agreement:

Section

11.09	Transfer of Accounts.

11.16	Statements to the Owner.

Subsection 2.04 of Addendum I	Servicer Compliance Statement.

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation.

(d)           If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 3(a) shall terminate and revert to Assignee.  Assignor will provide thirty (30) days notice to the Servicer of any such termination or a change in the identity of the Controlling Holder of which Assignor has knowledge.

(e)           Redwood Residential Acquisition Corporation, in its capacity as Servicing Administrator under this Assignment, hereby assumes the obligations of the Owner, as assigned to the Assignee, and the obligations of the Servicing Administrator, under the Sections of the Flow Servicing Agreement, as amended by this Assignment, listed below:

Flow Servicing Agreement:

Section	Matter

Clause (i) of the last paragraph of Section 11.13	Payment by Servicing Administrator for Opinion of Counsel

Last sentence of 11.14, with respect to Servicing Advances only	Payment of Servicing Advances to Servicer

11.17	P&I Advances

11.25(b)	Funding of P& I Advances, including without limitation funding of Prepayment Interest Shortfalls pursuant to the second paragraph of Section 11.15

11.25(c)	Funding of Servicing Advances

14.03	Payment of termination fees to Servicer

As compensation for such assumption of obligations, the Servicing Administrator shall be entitled to receive from payments on the Specified Mortgage Loans the difference, if any, between the Servicing Fee and the servicing compensation otherwise payable to the Servicer under the Flow Servicing Agreement.  In addition, the Servicing Administrator shall have all the benefits provided to the Servicing Administrator by Subsection 11.05 of the Flow Servicing Agreement.  Any failure of the Servicing Administrator to perform its obligations under this Section 3(e) shall be an additional Event of Default under the Flow Servicing Agreement, entitling the Assignee to terminate both the Servicing Administrator and the Servicer in accordance with the terms of the Flow Servicing Agreement.

(f)           The Servicing Administrator may, with the consent of the Master Servicer, exercise the rights of the Owner set forth in Section 13.01 of the Flow Servicing Agreement to terminate the Servicer following the occurrence of an Event of Default with respect to the Servicer.

(g)           The Servicing Administrator may, with the consent of the Master Servicer, exercise the rights of the Owner set forth in Section 14.03 of the Flow Servicing Agreement to terminate the Servicer without cause and transfer servicing.

(h)           If the Servicing Administrator exercises its right to terminate the Servicer pursuant to the foregoing paragraphs (f) or (g), no termination of the Servicer shall be effective unless the Servicing Administrator shall have appointed a successor Servicer under the Flow Servicing Agreement approved by the Master Servicer.

(i)            No later than March 1 of each year when any Certificates are outstanding, commencing in March 2013, the Servicing Administrator shall provide to the Master Servicer its report on assessment of compliance with applicable servicing criteria specified under Item 1122(d)((2)(iii) of Regulation AB and its compliance statement required under Item 1123 of Regulation AB.

4.	Amendment to the Flow Servicing Agreement.

The Flow Servicing Agreement is hereby amended as set forth in Appendix A hereto with respect to the Specified Mortgage Loans.  The rights and obligations under the Flow Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Flow Servicing Agreement as amended as set forth in Appendix A.

5.	Representations and Warranties.

(a)        Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(b)        Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.	Continuing Effect.

Except as contemplated hereby, the Flow Servicing Agreement shall remain in full force and effect in accordance with their terms.  This Assignment constitutes a Reconstitution Agreement as contemplated in Section 32 of the Flow Servicing Agreement and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.

7.	Governing Law.

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

8.	Notices.

Any notices or other communications permitted or required under the Flow Servicing Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Flow Servicing Agreement and shall be sent to the Assignor and Assignee as follows:

Assignor:  Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, CA  94941
Attention:  William Moliski

Assignee:  U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-1

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Flow Servicing Agreement.

9.	Counterparts.

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.	Definitions.

Any capitalized term used but not defined in this Assignment has the same meaning as in the Flow Servicing Agreement.

11.	Master Servicer.

The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the “Master Servicer”) will act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Owner under the Flow Servicing Agreement, including, without limitation, the right to enforce the obligations of the Servicer and the Servicing Administrator thereunder.  Any notices or other communications permitted or required under the Flow Servicing Agreement to be made to the Assignee shall be made in accordance with the terms of the Flow Servicing Agreement and shall be sent to the Master Servicer at the following address:

Wells Fargo Bank, N. A.
P.O. Box 98
Columbia, Maryland 21046
(or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045)
Attention: Sequoia Mortgage Trust 2012-1
Email:  g=cts-spg-team-a-5@wellsfargo.com

or to such other address as may hereafter be furnished by the Master Servicer to Servicer.  Any such notices or other communications permitted or required under the Flow Servicing Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.

The Servicer shall make all distributions under the Flow Servicing Agreement, as they relate to the Specified Mortgage Loans, to the Master Servicer by wire transfer of immediately funds to:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #3970771416
Account Name: SAS Clearing
FFC: Account ##8386630, Sequoia Mortgage Trust 2012-1
Distribution Account

12.	Rule 17g-5 Compliance.

The Servicer hereby agrees that it shall provide information with respect to the servicing of the Mortgage Loans by the Servicer requested by any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) to the Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”), via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such electronic mail.  The Rule 17g-5 Information Provider shall notify the Servicer in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  The Servicer shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Assignment or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 12 prohibit or restrict oral or written communications, or providing information, between the Servicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Servicer as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Servicer’s servicing operations in general; provided, however, that the Servicer shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

13.	Successors and Assigns.

Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases by a seller pursuant to the related purchase agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 32 of the Flow Servicing Agreement.  Upon the closing of such transfer, the rights and obligations of Owner held by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall possess all of the rights and obligations of Owner under the Flow Servicing Agreement, provided, however, that the Assignor shall remain liable for any obligations held by it as Owner arising from or attributable to the period from the date hereof to the closing date of such transfer.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION

By:
Name:
Title:

DEPOSITOR:

SEQUOIA RESIDENTIAL FUNDING, INC.

By:
Name:
Title:

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
Name:
Title:

SERVICER:

CENLAR FSB

By:
Name:
Title:

SERVICING ADMINISTRATOR:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION

By:
Name:
Title:

Accepted and agreed to by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

EXHIBIT I

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			1000536	1	1050001815	2058601997	1	1	0	9
2	1000383	0.002500			1001863	2	1000001574	212044	1	1	0	7
3	1000383	0.002500			1000536	2	1050001571	2105600365	1	1	0	7
4	1000383	0.002500			1000536	1	1050001189	2039604549	1	1	0	9
5	1000383	0.002500			1008808	2	1650001624	6008684	1	1	0	9
6	1000383	0.002500			1000312	1	1300001182	1077462	1	1	0	9
7	1000383	0.002500			1008498	2	1150001401	503279849	1	1	0	7
8	1000383	0.002500			1000536	2	1050001194	2198600379	1	1	0	7
9	1000383	0.002500			1008498	2	1150001498	503294792	1	1	0	7
10	1000383	0.002500			1000312	2	1300001380	001082302	1	1	0	9
11	1000383	0.002500			1000536	1	1050001157	6014600293	1	1	0	7
12	1000383	0.002500			1000536	1	1050001167	3726600119	1	1	0	9
13	1000383	0.002500			1000312	2	1300001181	1076082	1	1	0	7
14	1000383	0.002500			1000536	2	1050001275	2046605421	1	1	0	7
15	1000383	0.002500			1000312	2	1300001221	001081295	1	1	0	7
16	1000383	0.002500			1000536	1	1050001155	3643602404	1	1	0	3
17	1000383	0.002500			1000536	2	1050001187	3052602876	1	1	0	9
18	1000383	0.002500			1000536	1	1050001117	3602601352	1	1	0	9
19	1000383	0.002500			1000536	1	1050001249	6005600186	1	1	0	9
20	1000383	0.002500			1000536	1	1050001256	2030601875	1	1	0	9
21	1000383	0.002500			1000536	1	1050001340	3052602909	1	1	0	9
22	1000383	0.002500			1000536	1	1050001092	6014600088	2	1	0	7
23	1000383	0.002500			1008498	2	1150001373	503260869	1	1	0	9
24	1000383	0.002500			1000536	2	1050001169	3726600244	1	1	0	7
25	1000383	0.002500			1008498	2	1150001400	503281720	1	1	0	3
26	1000383	0.002500			1008498	2	1150001395	503266350	1	1	0	9
27	1000383	0.002500			1000536	2	1050001307	20631100547	1	1	0	7
28	1000383	0.002500			1000536	1	1050001777	2027602195	2	1	0	7
29	1000383	0.002500			1000536	1	1050001254	21871100062	1	1	0	9
30	1000383	0.002500			1008498	2	1150001371	503283192	1	1	0	9
31	1000383	0.002500			1008498	2	1150001970	503278341	1	1	0	9
32	1000383	0.002500			1000536	1	1050001253	6005600275	1	1	0	9
33	1000383	0.002500			1000536	2	1050001168	3726600200	1	1	0	9
34	1000383	0.002500			1008498	2	1150001597	503275972	1	1	0	9
35	1000383	0.002500			1000536	1	1050001621	6005600235	1	1	0	9
36	1000383	0.002500			1008498	2	1150001383	503272061	1	1	0	9
37	1000383	0.002500			1000536	1	1050001433	3602601464	1	1	0	9
38	1000383	0.002500			1000312	2	1300001516	001080666	1	1	0	7
39	1000383	0.002500			1000312	1	1300001012	001070685	2	1	0	7
40	1000383	0.002500			1008498	2	1150001399	503260793	1	1	0	9
41	1000383	0.002500			1008498	2	1150001384	503273065	1	1	0	9
42	1000383	0.002500			1008498	2	1150001372	503234706	1	1	0	9
43	1000383	0.002500			1008498	2	1150001855	503335768	1	1	0	7
44	1000383	0.002500			1000536	1	1050001274	2198600438	1	1	0	9
45	1000383	0.002500			1008498	2	1150001417	503280657	1	1	0	7
46	1000383	0.002500			1000536	2	1050001063	2177600280	1	1	0	9
47	1000383	0.002500			1008498	2	1150001374	503276011	1	1	0	7
48	1000383	0.002500			1008498	2	1150001527	503285149	1	1	0	9
49	1000383	0.002500			1008498	2	1150001375	503278520	1	1	0	7
50	1000383	0.002500			1000536	1	1050001284	2108600297	1	1	0	9
51	1000383	0.002500			1008498	2	1150001378	503257737	1	1	0	3
52	1000383	0.002500			1000536	2	1050001115	20321100005	1	1	0	9
53	1000383	0.002500			1008498	2	1150001385	503273469	1	1	0	9
54	1000383	0.002500			1003970	2	1400001469	2011000462	1	1	0	7
55	1000383	0.002500			1008498	2	1150001402	503259752	1	1	0	9
56	1000383	0.002500			1008808	2	1650001511	6010270	1	1	0	9
57	1000383	0.002500			1000536	1	1050001317	21491100132	2	1	0	9
58	1000383	0.002500			1003970	2	1400001741	2011000933	1	1	0	3
59	1000383	0.002500			1008498	2	1150001503	503299399	1	1	0	9
60	1000383	0.002500			1000536	2	1050001195	3705600434	1	1	0	9
61	1000383	0.002500			1008498	2	1150001387	503273456	1	1	0	9
62	1000383	0.002500			1008498	2	1150001556	503273037	1	1	0	7
63	1000383	0.002500			1008498	2	1150001398	503255085	1	1	0	7
64	1000383	0.002500			1000536	1	1050001227	2218601128	1	1	0	7
65	1000383	0.002500			1008498	2	1150001397	503272937	1	1	0	9
66	1000383	0.002500			1000312	1	1300001270	001082241	2	1	0	7
67	1000383	0.002500			1008498	1	1150001632	503279768	2	1	0	9
68	1000383	0.002500			1008498	2	1150001481	503302762	1	1	0	7
69	1000383	0.002500			1008498	1	1150001694	503251726	2	1	0	7
70	1000383	0.002500			1001863	2	1000001642	224051	1	1	0	7
71	1000383	0.002500			1008498	2	1150001376	503256518	1	1	0	9
72	1000383	0.002500			1008498	2	1150001537	503279494	1	1	0	9
73	1000383	0.002500			1008498	2	1150001411	503281800	1	1	0	9
74	1000383	0.002500			1000536	2	1050001338	6005600286	1	1	0	7
75	1000383	0.002500			1008498	2	1150001517	503253990	1	1	0	9
76	1000383	0.002500			1008498	2	1150001899	503272246	1	1	0	9
77	1000383	0.002500			1008498	2	1150001755	503326005	1	1	0	7
78	1000383	0.002500			1000312	2	1300001580	001085417	1	1	0	7
79	1000383	0.002500			1003970	2	1400001850	2011001782	1	1	0	9
80	1000383	0.002500			1000312	2	1300001314	001081489	1	1	0	9
81	1000383	0.002500			1000536	2	1050001179	2001708341	1	1	0	9
82	1000383	0.002500			1000536	2	1050001094	2154601108	1	1	0	7
83	1000383	0.002500			1000536	2	1050001229	2154601170	1	1	0	9
84	1000383	0.002500			1000312	1	1300001283	001078858	1	1	0	3
85	1000383	0.002500			1000312	2	1300001174	001080934	1	1	0	9
86	1000383	0.002500			1000312	2	1300001211	001081407	1	1	0	9
87	1000383	0.002500			1000536	1	1050001750	2045701120	1	1	0	9
88	1000383	0.002500			1000536	1	1050001512	2051601642	2	1	0	7
89	1000383	0.002500			1000536	2	1050000963	2238600275	1	1	0	9
90	1000383	0.002500			1001863	2	1000001250	231027	1	1	0	9
91	1000383	0.002500			1001863	1	1000001251	231043	1	1	0	9
92	1000383	0.002500			1000536	1	1050001222	3651604471	1	1	0	7
93	1000383	0.002500			1000536	2	1050001758	3706601428	1	1	0	9
94	1000383	0.002500			1000536	1	1050001067	3707602678	2	1	0	9
95	1000383	0.002500			1008498	2	1150001681	503254794	1	1	0	3
96	1000383	0.002500			1008498	2	1150001486	503301258	1	1	0	9
97	1000383	0.002500			1008498	2	1150001768	503325948	1	1	0	7
98	1000383	0.002500			1008498	2	1150001888	503339764	1	1	0	7
99	1000383	0.002500			1008808	1	1650001458	6010180	1	1	0	9
100	1000383	0.002500			1008808	2	1650001762	8000383	1	1	0	9

KEY	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance
1						1	4	0				0.00
2						1	4	0				0.00
3						1	4	0				0.00
4						1	4	0				0.00
5						1	4	0				0.00
6						1	4	0				0.00
7						2	4	0				0.00
8						1	4	0				0.00
9						1	4	0				0.00
10						1	0	0				0.00
11						1	4	0				0.00
12						1	0	0				0.00
13						1	4	0				0.00
14						1	4	0				0.00
15						1	0	0				0.00
16						1	0	0				0.00
17						1	0	0				0.00
18						1	0	0				0.00
19						1	0	0				0.00
20						1	0	0				0.00
21						1	0	0				0.00
22						1	4	0				0.00
23						2	4	0				0.00
24						1	0	0				0.00
25						4	4	0				0.00
26						2	4	0				0.00
27						1	4	0				0.00
28						1	4	0				0.00
29						1	4	0				70000.00
30						2	4	0				0.00
31						4	0	0				0.00
32						1	4	0				0.00
33						1	0	0				0.00
34						4	0	0				0.00
35						1	4	0				0.00
36						2	0	0				0.00
37						1	4	0				0.00
38						1	4	0				0.00
39						1	4	0				0.00
40						2	0	0				0.00
41						4	4	0				0.00
42						4	0	0				0.00
43						4	4	0				0.00
44						1	0	0				301775.00
45						4	0	0				0.00
46						1	4	0				0.00
47						4	0	0				0.00
48						4	0	0				0.00
49						4	0	0				0.00
50						1	0	0				0.00
51						4	0	0				0.00
52						1	0	0				0.00
53						4	0	0				0.00
54						1	4	0				0.00
55						4	0	0				0.00
56						1	0	0				0.00
57						1	0	0				300000.00
58						1	0	0				0.00
59						4	0	0				0.00
60						1	4	0				0.00
61						4	0	0				0.00
62						2	0	0				0.00
63						4	4	0				0.00
64						1	0	0				0.00
65						4	0	0				0.00
66						1	0	0				0.00
67						4	0	0				0.00
68						4	4	0				0.00
69						4	0	0				0.00
70						1	4	0				0.00
71						4	0	0				0.00
72						4	0	0				0.00
73						4	4	0				0.00
74						1	4	0				0.00
75						4	4	0				0.00
76						4	0	0				0.00
77						2	4	0				0.00
78						1	4	0				0.00
79						1	0	0				0.00
80						1	4	0				0.00
81						1	0	0				0.00
82						1	4	0				0.00
83						1	0	0				500000.00
84						1	0	0				0.00
85						1	0	0				0.00
86						1	0	0				0.00
87						1	4	0				0.00
88						1	0	0				0.00
89						1	0	0				0.00
90						1	4	0				0.00
91						1	4	0				0.00
92						1	0	0				0.00
93						1	0	0				250000.00
94						1	4	0				0.00
95						2	4	0				0.00
96						4	0	0				0.00
97						4	4	0				0.00
98						4	4	0				0.00
99						1	4	0				0.00
100						1	0	0				0.00

KEY	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount
1		20111019	435500.00	0.037500	180	180	20111201	1	0	0		431882.13
2		20111010	445000.00	0.046250	360	360	20111201	1	0	0		443855.88
3		20110916	482400.00	0.048750	360	360	20111101	1	0	0		480613.31
4		20110921	485000.00	0.038750	180	180	20111101	1	0	0		479007.60
5		20110928	486500.00	0.051250	360	360	20111101	1	0	0		482622.58
6		20110822	490000.00	0.041250	180	180	20111001	1	0	0		482075.80
7		20110923	500000.00	0.048750	360	360	20111101	1	0	0		498148.12
8		20110824	508000.00	0.046250	360	360	20111001	1	0	0		505369.20
9		20111004	508000.00	0.047500	360	360	20111201	1	0	0		506719.19
10		20110916	510000.00	0.048750	360	360	20111101	1	0	0		508111.10
11		20110805	530800.00	0.047500	180	180	20111001	1	0	0		522641.13
12		20110819	536250.00	0.036250	180	180	20111001	1	0	0		527222.64
13		20110819	542500.00	0.047500	360	360	20111001	1	0	0		539753.57
14		20110915	546400.00	0.047500	360	360	20111101	1	0	0		544329.48
15		20110923	546800.00	0.048750	360	360	20111101	1	0	0		544628.93
16		20110826	555000.00	0.038750	180	180	20111001	1	0	0		545842.15
17		20110907	560000.00	0.047500	360	360	20111101	1	0	0		557877.94
18		20110926	566175.00	0.045000	180	180	20111101	1	0	0		559526.00
19		20110524	590000.00	0.041250	180	180	20110701	1	0	0		561133.49
20		20110926	572000.00	0.037500	180	180	20111101	1	0	0		562851.72
21		20110923	575500.00	0.037500	180	180	20111101	1	0	0		567502.58
22		20110727	578250.00	0.032500	360	360	20110901	1	0	0		573466.24
23		20110919	580000.00	0.052500	360	360	20111101	1	0	0		577050.67
24		20110808	586800.00	0.048750	360	360	20111001	1	0	0		583896.31
25		20110914	591000.00	0.047500	360	360	20111101	1	0	0		588578.53
26		20110912	603750.00	0.047500	360	360	20111101	1	0	0		601462.15
27		20110915	612000.00	0.047500	360	360	20111101	1	0	0		609680.90
28		20111006	622400.00	0.035000	360	360	20111201	1	0	0		620438.11
29		20111003	628000.00	0.038750	180	180	20111201	1	0	0		622835.51
30		20110923	660000.00	0.046250	360	360	20111101	1	0	0		655073.23
31		20111031	668000.00	0.045000	360	360	20120101	1	0	0		667120.34
32		20111003	677000.00	0.038750	180	180	20111201	1	0	0		671432.54
33		20110819	680000.00	0.047500	360	360	20111001	1	0	0		676557.50
34		20111003	681600.00	0.048750	360	360	20111101	1	0	0		679075.54
35		20110926	690000.00	0.038750	180	180	20111101	1	0	0		681474.72
36		20110914	690000.00	0.048750	360	360	20111101	1	0	0		683415.92
37		20110928	700000.00	0.037500	180	180	20111101	1	0	0		691263.58
38		20111010	700000.00	0.048750	360	360	20111201	1	0	0		698275.08
39		20110915	716000.00	0.042500	360	360	20111101	1	0	0		713030.13
40		20110906	717000.00	0.046250	360	360	20111101	1	0	0		714139.56
41		20110923	733000.00	0.048750	360	360	20111101	1	0	0		730285.13
42		20111006	760000.00	0.052500	360	360	20111201	1	0	0		758252.69
43		20111028	762350.00	0.050000	360	360	20111201	1	0	0		760514.18
44		20110922	780000.00	0.036250	180	180	20111101	1	0	0		769411.60
45		20110901	780000.00	0.053750	360	360	20111101	1	0	0		777366.05
46		20110826	785000.00	0.045000	360	360	20111001	1	0	0		779918.05
47		20110916	791250.00	0.045000	360	360	20111101	1	0	0		788112.38
48		20111026	795000.00	0.048750	360	360	20111201	1	0	0		793040.99
49		20110830	800000.00	0.046250	360	360	20111001	1	0	0		795856.97
50		20111005	813450.00	0.037500	180	180	20111201	1	0	0		806492.34
51		20110928	824000.00	0.047500	360	360	20111101	1	0	0		820877.55
52		20110915	826000.00	0.050000	360	360	20111101	1	0	0		821878.12
53		20110926	828500.00	0.051250	360	360	20111101	1	0	0		825569.47
54		20110907	850000.00	0.047500	360	360	20111101	1	0	0		846779.02
55		20110902	870000.00	0.053750	360	360	20111101	1	0	0		867062.26
56		20111012	875000.00	0.048750	360	360	20111201	1	0	0		872843.87
57		20111013	887000.00	0.035000	360	360	20111201	1	0	0		874982.50
58		20111011	892000.00	0.046250	360	360	20111201	1	0	0		889699.17
59		20111107	892000.00	0.047500	360	360	20120101	1	0	0		890877.74
60		20110826	920000.00	0.046250	360	360	20111001	1	0	0		914666.20
61		20110919	923000.00	0.047500	360	360	20111101	1	0	0		919502.38
62		20111012	945000.00	0.048750	360	360	20111201	1	0	0		942671.36
63		20110912	980000.00	0.052500	360	360	20111101	1	0	0		969104.25
64		20110927	999900.00	0.038750	180	180	20111101	1	0	0		987545.74
65		20110912	992000.00	0.047500	360	360	20111101	1	0	0		987613.21
66		20110829	1000000.00	0.030000	360	360	20111001	1	0	0		993110.06
67		20110921	1000000.00	0.042500	360	360	20111101	1	0	0		995852.15
68		20110923	1000000.00	0.047500	360	360	20111101	1	0	0		996211.64
69		20111026	999900.00	0.046250	360	360	20111201	1	0	0		997320.84
70		20111011	1000000.00	0.046250	360	360	20111201	1	0	0		997420.58
71		20110909	1000000.00	0.048750	360	360	20111101	1	0	0		996296.25
72		20110912	1000000.00	0.043750	360	360	20111101	1	0	0		995944.19
73		20110927	1050000.00	0.050000	360	360	20111201	1	0	0		1047471.48
74		20110916	1080000.00	0.048750	360	360	20111101	1	0	0		1075999.95
75		20110902	1130000.00	0.048750	360	360	20111101	1	0	0		1122896.90
76		20111026	1147000.00	0.053750	360	360	20111201	1	0	0		1144423.98
77		20111025	1155000.00	0.048750	360	360	20111201	1	0	0		1152153.89
78		20111005	1176000.00	0.047500	360	360	20111201	1	0	0		1173035.00
79		20111110	1271702.00	0.046250	360	360	20120101	1	0	0		1270065.03
80		20110930	1500000.00	0.047500	360	360	20111101	1	0	0		1493921.58
81		20110926	1818750.00	0.048750	360	360	20111101	1	0	0		1812013.82
82		20110829	1950000.00	0.048750	360	360	20111001	1	0	0		1930350.65
83		20110929	2000000.00	0.046250	360	360	20111101	1	0	0		1992246.82
84		20111019	820000.00	0.038750	180	180	20111201	1	0	0		813256.57
85		20110914	507000.00	0.050000	360	360	20111101	1	0	0		505164.80
86		20110926	525000.00	0.047500	360	360	20111101	1	0	0		523010.57
87		20111025	581950.00	0.038750	180	180	20111201	1	0	0		577164.21
88		20111014	826000.00	0.035000	360	360	20111201	1	0	0		823396.33
89		20110815	1844500.00	0.048750	360	360	20111001	1	0	0		1835372.70
90		20111020	800000.00	0.048750	360	360	20111201	1	0	0		798028.66
91		20111024	640000.00	0.036250	180	180	20111201	1	0	0		634374.27
92		20110914	500000.00	0.041250	180	180	20111101	1	0	0		493945.97
93		20110916	1114000.00	0.047500	360	360	20111101	1	0	0		1109778.64
94		20110817	671000.00	0.033750	360	360	20111001	1	0	0		666664.63
95		20111103	864000.00	0.048750	360	360	20120101	1	0	0		862937.64
96		20111103	1388500.00	0.048750	360	360	20120101	1	0	0		1386792.72
97		20111108	580000.00	0.053750	360	360	20120101	1	0	0		579350.09
98		20111109	763000.00	0.045000	360	360	20120101	1	0	0		761995.24
99		20111017	1290000.00	0.038750	180	180	20111201	1	0	0		1279391.41
100		20111025	758000.00	0.051250	360	360	20111201	1	0	0		756216.36

KEY	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)
1	0.037500	3167.05	20120101	0	0
2	0.046250	2287.92	20120101	0	0
3	0.048750	2552.90	20120101	0	0
4	0.038750	3557.18	20120101	0	0
5	0.051250	2648.93	20120101	0	0
6	0.041250	3655.24	20120101	0	0
7	0.048750	2646.04	20120101	0	0
8	0.046250	2611.83	20120101	0	0
9	0.047500	2649.97	20120101	0	0
10	0.048750	2698.96	20120101	0	0
11	0.047500	4128.73	20120101	0	0
12	0.036250	3866.56	20120101	0	0
13	0.047500	2829.94	20120101	0	0
14	0.047500	2850.28	20120101	0	0
15	0.048750	2893.71	20120101	0	0
16	0.038750	4070.59	20120101	0	0
17	0.047500	2921.23	20120101	0	0
18	0.045000	4331.20	20120101	0	0
19	0.041250	4401.21	20120101	0	0
20	0.037500	4159.71	20120101	0	0
21	0.037500	4185.17	20120101	0	0
22	0.032500	2516.58	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
23	0.052500	3202.78	20120101	0	0
24	0.048750	3105.39	20120101	0	0
25	0.047500	3082.94	20120101	0	0
26	0.047500	3149.45	20120101	0	0
27	0.047500	3192.48	20120101	0	0
28	0.035000	2794.85	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
29	0.038750	4606.00	20120101	0	0
30	0.046250	3393.32	20120101	0	0
31	0.045000	3384.66	20120101	0	0
32	0.038750	4965.39	20120101	0	0
33	0.047500	3547.20	20120101	0	0
34	0.048750	3607.08	20120101	0	0
35	0.038750	5060.73	20120101	0	0
36	0.048750	3651.54	20120101	0	0
37	0.037500	5090.56	20120101	0	0
38	0.048750	3704.46	20120101	0	0
39	0.042500	3522.29	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
40	0.046250	3686.38	20120101	0	0
41	0.048750	3879.10	20120101	0	0
42	0.052500	4196.75	20120101	0	0
43	0.050000	4092.46	20120101	0	0
44	0.036250	5624.09	20120101	0	0
45	0.053750	4367.78	20120101	0	0
46	0.045000	3977.48	20120101	0	0
47	0.045000	4009.15	20120101	0	0
48	0.048750	4207.21	20120101	0	0
49	0.046250	4113.12	20120101	0	0
50	0.037500	5915.59	20120101	0	0
51	0.047500	4298.37	20120101	0	0
52	0.050000	4434.15	20120101	0	0
53	0.051250	4511.07	20120101	0	0
54	0.047500	4434.00	20120101	0	0
55	0.053750	4871.75	20120101	0	0
56	0.048750	4630.57	20120101	0	0
57	0.035000	3983.03	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
58	0.046250	4586.12	20120101	0	0
59	0.047500	4653.09	20120101	0	0
60	0.046250	4730.08	20120101	0	0
61	0.047500	4814.81	20120101	0	0
62	0.048750	5001.02	20120101	0	0
63	0.052500	5411.60	20120101	0	0
64	0.038750	7333.66	20120101	0	0
65	0.047500	5174.74	20120101	0	0
66	0.030000	4216.04	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
67	0.042500	4919.40	20120101	0	39	30	0.022500	3	0.001250	120	0.050000	0.050000
68	0.047500	5216.47	20120101	0	0
69	0.046250	5140.88	20120101	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000
70	0.046250	5141.40	20120101	0	0
71	0.048750	5292.08	20120101	0	0
72	0.043750	4992.85	20120101	0	0
73	0.050000	5636.63	20120101	0	0
74	0.048750	5715.45	20120101	0	0
75	0.048750	5980.05	20120101	0	0
76	0.053750	6422.87	20120101	0	0
77	0.048750	6112.36	20120101	0	0
78	0.047500	6134.57	20120101	0	0
79	0.046250	6538.32	20120101	0	0
80	0.047500	7824.71	20120101	0	0
81	0.048750	9624.97	20120101	0	0
82	0.048750	319.56	20120101	0	0
83	0.046250	282.79	20120101	0	0
84	0.038750	6014.20	20120101	0	0
85	0.050000	2721.69	20120101	0	0
86	0.047500	2738.65	20120101	0	0
87	0.038750	4268.25	20120101	0	0
88	0.035000	3709.11	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
89	0.048750	9761.25	20120101	0	0
90	0.048750	4233.67	20120101	0	0
91	0.036250	4614.64	20120101	0	0
92	0.041250	3729.84	20120101	0	0
93	0.047500	5811.15	20120101	0	0
94	0.033750	2966.47	20120101	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000
95	0.048750	4572.36	20120101	0	0
96	0.048750	7348.06	20120101	0	0
97	0.053750	3247.83	20120101	0	0
98	0.045000	3866.01	20120101	0	0
99	0.038750	9461.37	20120101	0	0
100	0.051250	4127.21	20120101	0	0

KEY	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22	12	0.020000	0.020000	0.082500	0.022500
23
24
25
26
27
28	12	0.020000	0.020000	0.085000	0.022500
29
30
31
32
33
34
35
36
37
38
39	12	0.020000	0.020000	0.092500	0.022500
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57	12	0.020000	0.020000	0.085000	0.022500
58
59
60
61
62
63
64
65
66	12	0.020000	0.020000	0.080000	0.022500
67	12	0.020000	0.020000	0.092500	0.022500
68
69	12	0.020000	0.020000	0.096250	0.022500
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88	6	0.020000	0.020000	0.085000	0.022500
89
90
91
92
93
94	6	0.020000	0.020000	0.083750	0.022500
95
96
97
98
99
100

KEY	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22	12	0.020000	0.020000	0.082500	0.022500
23
24
25
26
27
28	12	0.020000	0.020000	0.085000	0.022500
29
30
31
32
33
34
35
36
37
38
39	12	0.020000	0.020000	0.092500	0.022500
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57	12	0.020000	0.020000	0.085000	0.022500
58
59
60
61
62
63
64
65
66	12	0.020000	0.020000	0.080000	0.022500
67	12	0.020000	0.020000	0.092500	0.022500
68
69	12	0.020000	0.020000	0.096250	0.022500
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88	6	0.020000	0.020000	0.085000	0.022500
89
90
91
92
93
94	6	0.020000	0.020000	0.083750	0.022500
95
96
97
98
99
100

KEY	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO
1	0	27	9	1								812
2	1.8		0	1								809
3	2.08		0	1								720
4	29	18	8	1								802
5	12	11	18.6	1								765
6	2		6	1								819
7	6		0	1								748
8	0.01		0	1								793
9	0		0	1								777
10	17	3	2	1								806
11	2	0	0	1								792
12	13.58		10	1								742
13	12		0	1								748
14	9		0	1								791
15	17		0	1								783
16	21		1.1	1								804
17	18.5		4	1								750
18	21		14	1								797
19	18		8	1	20111205							796
20	20		8	1								781
21	16	8	1.5	1								793
22	9.05	12	0	1	20111205							765
23	6	5	6	1								742
24	9.1		0	1								779
25	0		3	1								745
26	0		5	1								765
27	10.67	14	0	1								755
28	24.4		0	1								717
29	1.47		1.42	1								765
30	6		8	1								793
31	0		11	1								711
32	0		5	1								716
33	16.5		4	1								786
34	3		1	1								767
35	5		6	1								779
36	0		4	1								813
37	3.5		2	1								791
38	9		0	1								784
39	2.83	10	0	1								780
40	0		2	1								710
41	0		0	1								778
42	0		3	1								786
43	0	3	0	1								788
44	6.67		5	1								786
45	0	6	0	1								743
46	15		1	1								768
47	0		0	1								752
48	0		16	1								755
49	0		0	1								792
50	25		4	1								750
51	0	2	0	1								753
52	13		4	1								726
53	0		4	1								812
54	0		0	1								707
55	0		3	1								757
56	24		24	1								796
57	50.42		27.08	1								808
58	6	15	6	1								727
59	0		2	1								766
60	13.9	4	5.5	1								773
61	0		2	1								785
62	0		0	1								731
63	9	0	0	1								768
64	15		0	1								775
65	9		1	1								778
66	19		0	1								802
67	3		1	1								797
68	0	19	0	1								720
69	0	6	0	1								705
70	21		0	1								774
71	3		3	1								753
72	0		9	1								782
73	0		1	1								757
74	0.6		0	1								787
75	9		8	1								726
76	0	6	8	1								795
77	0		0	1								782
78	7	6	0	1								755
79	0	7	11	1								788
80	16		0.5	1								799
81	30		18	1								776
82	6.8	29	0	1								780
83	17		8	1								778
84	20		5	1								736
85	2	13	0.8	1								798
86	10		4	1								775
87	5		5	1								797
88	27.2		0	1								800
89	2.5		0.08	1								775
90	10		1.9	1								814
91	5		3.5	1								773
92	0		0	1								781
93	6.8		1.4	1								781
94	3.75		0.75	1								770
95	4		4	1								745
96	26		4	1								792
97	6		0	1								763
98	6	3	0	1								797
99	6.2		6	1								788
100	10.5		0.01	1								761

KEY	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1												000000000000
2												000000000000
3												000000000000
4												000000000000
5												000000000000
6												000000000000
7												000000000000
8												000000000000
9												000000000000
10												000000000000
11												000000000000
12												000000000000
13												000000000000
14												000000000000
15												000000000000
16												000000000000
17												000000000000
18												000000000000
19	755		3									000000000000
20												000000000000
21												000000000000
22	747		3									000000000000
23												000000000000
24												000000000000
25												000000000000
26												000000000000
27												000000000000
28												000000000000
29												000000000000
30												000000000000
31												000000000000
32												000000000000
33												000000000000
34												000000000000
35												000000000000
36												000000000000
37												000000000000
38												000000000000
39												000000000000
40												000000000000
41												000000000000
42												000000000000
43												000000000000
44												000000000000
45												000000000000
46												000000000000
47												000000000000
48												000000000000
49												000000000000
50												000000000000
51												000000000000
52												000000000000
53												000000000000
54												000000000000
55												000000000000
56												000000000000
57												000000000000
58												000000000000
59												000000000000
60												000000000000
61												000000000000
62												000000000000
63												000000000000
64												000000000000
65												000000000000
66												000000000000
67												000000000000
68												000000000000
69												000000000000
70												000000000000
71												000000000000
72												000000000000
73												000000000000
74												000000000000
75												000000000000
76												000000000000
77												000000000000
78												000000000000
79												000000000000
80												000000000000
81												000000000000
82												000000000000
83												000000000000
84												000000000000
85												000000000000
86												000000000000
87												000000000000
88												000000000000
89												000000000000
90												000000000000
91												000000000000
92												000000000000
93												000000000000
94												000000000000
95												000000000000
96												000000000000
97												000000000000
98												000000000000
99												000000000000
100												000000000000

KEY	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification
1		0	29904	4437.31	0	29904.12	34341.43	1	5		3		4
2		10833.33		0		10833.33	10833.33	1	5		3		4
3		19250		0		19250	19250	1	5		3		4
4		6460.86	3400	150	0	9860.86	10010.86	1	5		3		4
5		6390	8637	0	0	15027	15027	1	5		3		4
6		14008.32		661		14008.32	14669.32	1	5		3		4
7		19900.25		0		19900.25	19900.25	1	5		3		4
8		16666.67		0		16666.67	16666.67	1	5		3		4
9		18250		0		18250	18250	1	5		3		3
10		15165.89	902	-262.63	0	16067.89	15805.26	1	5		3		4
11		9583.34	7917	0	0	17500.02	17500.02	1	5		3		4
12		0		54148		0	54148	1	5		3		4
13		10485.5		0		10485.5	10485.5	1	5		3		4
14		23852		0		23852	23852	1	5		3		4
15		51074		2548		51074	53622	1	5		3		4
16		25367.92		0		25367.92	25367.92	1	5		3		4
17		58142.45		0		58142.45	58142.45	1	5		3		4
18		18563		1977		18563	20540	1	5		3		4
19		0	0	10457.38	10605	0	21062.51	1	5		3		3
20		20454	27346	0	0	47800	47800	1	5		3		4
21		10751.25	7920	52.67	-2716	18671.25	16008	1	5		3		4
22		11799.99	12917	0	0	24716.66	24716.66	1	5		3		4
23		28545.84	0	0	0	28545.84	28545.84	1	5		3		4
24		14249.99		0		14249.99	14249.99	1	5		3		4
25		18335.2		0		18335.2	18335.2	1	5		3		3
26		25000.02		0		25000.02	25000.02	1	5		3		4
27		0	4767	16269	0	4766.67	21035.67	1	5		3		4
28		15416.66		1542.01		15416.66	16958.67	1	5		3		4
29		43750	0	-355	-484	43750.08	42911.08	1	5		3		4
30		16157.08	0	0	0	16157.08	16157.08	1	5		3		4
31		13000	0	5802	1906	13000	20708	1	5		3		4
32		0		57950		0	57950	1	5		3		4
33		7083.34	5955	0	0	13038.17	13038.17	1	5		3		4
34		14642.85	0	0	0	14642.85	14642.85	1	5		3		4
35		20320	10381	0	0	30701	30701	1	5		3		4
36		14105.83		0		14105.83	14105.83	1	5		3		4
37		17672		0		17672	17672	1	5		3		4
38		17410.92		3889.05		17410.92	21299.97	1	5		3		4
39		12595	6485	2364.34	0	19080.01	21444.35	1	5		3		4
40		138883.21		0		138883.21	138883.21	1	5		3		4
41		18566.17	0	0	0	18566.17	18566.17	1	5		3		4
42		19564	0	0		19564	19564	1	5		3		4
43		20155.84		0		20155.84	20155.84	1	5		3		4
44		25714.92		-3770.58		25714.92	21944.34	1	5		2		4
45		23036.25		0		23036.25	23036.25	1	5		3		4
46		19276		0		19276	19276	1	5		3		4
47		20258.28	6626.53	0	0	26884.81	26884.81	1	5		3		4
48		18176.17	0	0	0	18176.17	18176.17	1	5		3		4
49		26624		0		26624	26624	1	5		3		4
50		23433.32	23433	5897.15	2148	46866.64	54911.79	1	5		3		4
51		10404.83	10232.5	0	0	20637.33	20637.33	1	5		3		4
52		13892		0		13892	13892	1	5		3		4
53		0	0	28666.53	858.9	0	29525.43	1	5		3		4
54		55614	0	0	0	55614	55614	1	5		3		3
55		53839	5633	1076	0	59472	60548	1	5		3		4
56		8200		7170		8200	15370	1	5		3		4
57		32916.67		0		32916.67	32916.67	1	5		3		4
58		16666.67	23483	0	0	40149.67	40149.67	1	5		3		4
59		51069		0		51069	51069	1	5		3		4
60		19833.34	14166	0	0	33999.34	33999.34	1	5		3		4
61		16905.99	0	0	0	16905.99	16905.99	1	5		3		4
62		77248.33		0		77248.33	77248.33	1	5		3		4
63		20833.33	8583.34	0	0	29416.67	29416.67	1	5		3		4
64		0		20868.08		0	20868.08	1	5		3		4
65		0		31502		0	31502	1	5		3		4
66		13132.49		14842.16		13132.49	27974.65	1	5		3		4
67		12366.67	12904.1	0	0	25270.77	25270.77	1	5		3		4
68		63351.83		0		63351.83	63351.83	1	5		3		4
69		22083		38750		22083	60833	1	5		3		4
70		21416.66		6316.33		21416.66	27732.99	1	5		3		4
71		4166.67	0	27097.41	0	4166.67	31264.08	1	5		3		4
72		28947.5		0		28947.5	28947.5	1	5		3		4
73		47970.76	0	0	0	47970.76	47970.76	1	5		3		4
74		20833.33		0		20833.33	20833.33	1	5		3		4
75		63694.38		0		63694.38	63694.38	1	5		3		3
76		36241		0		36241	36241	1	5		3		3
77		83728.33	0	0	0	83728.33	83728.33	1	5		3		4
78		24638.46	10948	3333	-2445	35586.46	36474.46	1	5		3		4
79		41666.67	0	0	0	41666.67	41666.67	1	5		3		4
80		38560		-44		38560	38516	1	5		3		3
81		0		59613		0	59613	1	5		3		4
82		18333.33	5892	15414	0	24225.66	39639.66	1	5		3		4
83		82488		-640		82488	81848	1	5		3		4
84		40561	12962	0	0	53523	53523	1	5		3		4
85		8870	9119	0	0	17989.07	17989.07	1	5		3		4
86		141365		-103		141365	141262	1	5		3		4
87		30466		-4349		30466	26117	1	5		3		4
88		28337.01		0		28337.01	28337.01	1	5		3		4
89		60838		1216.16		60838	62054.16	1	5		3		4
90		73902		0		73902	73902	1	5		3		4
91		22083.33		25369.33		22083.33	47452.66	1	5		3		4
92		0		26380.5		0	26380.5	1	5		3		4
93		29166.67		-1084		29166.67	28082.67	1	5		3		4
94		18000		0		18000	18000	1	5		3		4
95		7692		12972		7692	20664	1	5		3		4
96		60144.92				60144.92	60144.92	1	5		3		4
97		18333.33				18333.33	18333.33	1	5		3		4
98		9694	11868.83			21562.83	21562.83	1	5		3		4
99		19590	53994	-716.67	0	73584	72867.33	1	5		3		4
100		15403	9349	-61	0	24752	24691	1	5		3		3

KEY	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy
1		99291.47	2862.62	0.1755800			0	PEWEE VALLEY	KY	40056	1	1
2		227525.91	522.43	0.2594170			100	Poulsbo	WA	98370	1	1
3		108712.39	3945.21	0.3375640			100	MIDLAND	TX	79701	1	1
4		197197.74	957.35	0.4509630			0	VERDI	NV	89439	1	1
5		168753.5	3098.42	0.3824680			0	Birmingham	MI	48009	1	1
6		186651.51	1753.98	0.3687440			0	CHICAGO	IL	60611	4	1
7		444656.92	2394.89	0.2533100			100	VERO BEACH	FL	32963	1	1
8		25291.91	1813.59	0.2655250			100	WARSAW	IN	46580	1	1
9		114700.17	5486.68	0.4458440			100	AVON	CT	06001	1	1
10		45201.73	1716.84	0.2793880			0	ARLINGTON HEIGHTS	IL	60005	1	1
11		38634.37	1776.49	0.3374410			100	ALLEN	TX	75013	7	1
12		158457.26	2959.72	0.1260670			0	PLANO	TX	75093	7	1
13		569675.03	883.89	0.3541870			100	CASTLE ROCK	CO	80104	7	1
14		52279.52	3687.55	0.2741000			100	CARY	NC	27518	7	1
15		409649	11126.30	0.2614600			100	BARRINGTON	IL	60010	7	1
16		32215.05	749.01	0.1899880			0	BRENTWOOD	TN	37027	7	1
17		84349.97	2949.88	0.1009780			0	AUSTIN	TX	78731	1	1
18		323483.83	5805.89	0.4935290				PLANO	TX	75093	7	1
19		251390.84	1760.16	0.2925280			0	KENNEDYVILLE	MD	21645	1	1
20		94868.21	4875.40	0.1890190			0	MIDLAND	TX	79705	7	1
21		232458.43	2943.91	0.4453450			0	ROWLETT	TX	75088	1	1
22		89202.62	1791.34	0.1742920			100	ALLEN	TX	75013	7	1
23		40886.08	7571.65	0.3774430				LEESVILLE	SC	29070	7	1
24		84578.16	2613.44	0.4013220			100	DALLAS	TX	75214	1	1
25		221562.03	3533.12	0.3608390				BATON ROUGE	LA	70810	7	1
26		697832.98	4058.18	0.2883050				PARKLAND	FL	33067	7	1
27		235344.8	4163.27	0.3496800			100	DALLAS	TX	75214	1	1
28		125501.58	3195.09	0.3532080			100	LONG GROVE	IL	60060	7	1
29		54048.55	4280.03	0.2070800			0	MIDDLETON	WI	53562	1	1
30		51020.24	2128.81	0.3417780				SEATTLE	WA	98105	1	1
31		305338.68	3302.89	0.3229450				MC LEAN	VA	22101	1	1
32		2031838.28	2532.53	0.1293860			0	OXFORD	MD	21654	1	1
33		92927.41	2009.26	0.4261690			0	UNIVERSITY PARK	TX	75205	1	1
34		42229.54	2874.39	0.4426370				HOUSTON	TX	77005	1	1
35		609917.43	4885.75	0.3239790			0	OXFORD	MD	21654	7	1
36		173146.9	1585.88	0.3712950				CHICAGO	IL	60614	1	1
37		136006.75	2591.83	0.4347210			0	HOUSTON	TX	77041	7	1
38		150568.29	4178.02	0.3700700			100	LAKEVILLE	MN	55044	7	1
39		65626.65	1272.82	0.2236070			99.62	HINSDALE	IL	60521	1	1
40		243704.5	8467.98	0.0875150				MIAMI BEACH	FL	33139	3	1
41		144896	983.53	0.2619080				DENVER	CO	80220	1	1
42		84674.66	2860.16	0.3607090				DEERFIELD	IL	60015	1	1
43		509981.3	3862.18	0.3946570			100	DALLAS	TX	75225	1	1
44		107512.52	2372.34	0.3643960			0	UNIVERSITY PARK	TX	75225	1	1
45		2530637.08	5661.42	0.4353660			100	PALM SPRINGS	CA	92264	1	2
46		87125.39	3673.53	0.3969190			0	ACWORTH	GA	30101	1	1
47		79979.04	5627.50	0.3584420			100	RANCHO PALOS VERDES	CA	90275	1	1
48		275322	2282.52	0.3570460				PASADENA	CA	91106	1	1
49		91282.1	1731.91	0.2195400			100	NASHVILLE	TN	37215	1	1
50		509366.85	4512.10	0.1898990			0	WASHINGTON	DC	20007	1	2
51		121993.33	4454.75	0.4241400				SOLANA BEACH	CA	92075	1	1
52		42981.61	2068.21	0.4680650				HOUSTON	TX	77005	1	1
53		643724.86	1904.19	0.2172790				LAGUNA BEACH	CA	92651	1	1
54		1259086.02	16040.07	0.3681460			100	Jericho	NY	11753	1	1
55		75257.43	6198.00	0.1828260				WHITTIER	CA	90605	7	1
56		69421.21	1048.11	0.3694650			0	Mill Valley	CA	94941	1	1
57		298686.51	3319.37	0.2218450			0	DELAFIELD	WI	53029	1	1
58		115193.56	5530.99	0.2519850				Sands Point	NY	11050	1	1
59		134643.94	11353.62	0.3134330				MISSION	TX	78572	7	1
60		41971.22	4058.61	0.2584960			0	DANVILLE	CA	94506	7	1
61		149435.3	1621.34	0.3807020				SAN DIEGO	CA	92130	7	1
62		77555.04	19374.54	0.3155480			100	AVENTURA	FL	33160	4	1
63		48499.7	3528.92	0.3039270			100	AUSTIN	TX	78703	1	1
64		2233811.4	3469.35	0.5176810			100	CULVER	IN	46511	1	2
65		147882.28	2039.28	0.2290020				SAN MARINO	CA	91108	1	1
66		7530078.52	4067.87	0.2961220			100	HINSDALE	IL	60521	1	1
67		588784.18	2698.90	0.3014670				IRVINE	CA	92603	7	1
68		2267542.87	5173.74	0.1640080			100	COTO DE CAZA	CA	92679	7	2
69		274045.8	7488.96	0.2076150			100	HOUSTON	TX	77024	1	1
70		260430.48	2086.84	0.2606370			100	Fox Island	WA	98333	1	1
71		1418403.07	5106.10	0.3325920				NEWPORT COAST	CA	92657	7	1
72		265364.72	3677.94	0.2995350				MANHATTAN BEACH	CA	90266	1	1
73		94953.07	8579.31	0.2963460				CALABASAS	CA	91302	7	1
74		566881.7	2080.86	0.3742230			100	EASTON	MD	21601	1	1
75		145179.94	7709.27	0.2149220				MIAMI	FL	33156	1	1
76		376055.54	7973.72	0.3972460				PEBBLE BEACH	CA	93953	1	1
77		309057.3	15371.75	0.2565930			100	Breckenridge	CO	80424	1	2
78		398839.3	5011.48	0.3055850			100	UNIVERSITY PARK	TX	75225	1	1
79		3166669	10165.01	0.4008800				Spring Lake	NJ	07762	1	2
80		106405.68	4829.57	0.3285460			0	HINSDALE	IL	60521	1	1
81		1017090.82	5667.73	0.2565330			0	DALLAS	TX	75225	1	1
82		225717.29	1462.30	0.2972240			100	HONOLULU	HI	96816	1	1
83		247668.91	9899.54	0.2465830			0	MANHATTAN BEACH	CA	90266	1	1
84		220469.95	8690.55	0.2747370			0	NORTHFIELD	IL	60093	1	1
85		201928.26	2695.11	0.3011160			0	ELK GROVE VILLAGE	IL	60007	7	1
86		808537.61	21188.59	0.1693820			0	Hinsdale	IL	60521	1	1
87		216822.14	5986.54	0.3926480			0	AUSTIN	TX	78703	1	1
88		1029817.59	3819.30	0.2656740			100	WRIGHTSVILLE BEACH	NC	28480	1	2
89		530263.4	14439.87	0.3900000			0	PLYMOUTH	MN	55447	7	1
90		368764.11	1237.07	0.0740270			0	Missoula	MT	59803	1	1
91		194199.76	3191.56	0.1645050			0	Spokane	WA	99224	1	1
92		2027260.32	7275.68	0.4171840			100	MONTAGUE	MI	49437	1	2
93		440752.17	3793.63	0.3420180			0	LOS ANGELES	CA	90210	1	1
94		110827.09	3585.26	0.3639850			0	HOUSTON	TX	77024	1	1
95		659465.19	2346.32	0.3348180				KILLINGWORTH	CT	06419	1	1
96		317922.24	5537.27	0.2142380				HORSESHOE BAY	TX	78657	7	1
97		108830.84	4454.22	0.4201120			100	FORT LAUDERDALE	FL	33301	1	1
98		91578.31	1726.53	0.2593600			34.299	IRVINE	CA	92620	7	1
99		812087.03	10426.67	0.2729350			0	Dana Point	CA	92629	7	1
100		74009.3	3253.08	0.2989060				Magnolia	TX	77355	7	1

KEY	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV
1		670000.00	3	20110916								0.650000	0.650000
2	665000.00	600000.00	3	20110915								0.741667	0.741667
3	603000.00	630000.00	3	20110824								0.800000	0.800000
4		825000.00	3	20110902								0.587879	0.587879
5		695000.00	3	20110805								0.700000	0.700000
6		715000.00	3	20110701								0.685315	0.685315
7	910000.00	910000.00	3	20110823								0.549451	0.549451
8	635000.00	650000.00	3	20110722								0.800000	0.800000
9	635000.00	640000.00	3	20110902								0.800000	0.800000
10		700000.00	3	20110824								0.728571	0.728571
11	663500.00	668000.00	3	20110726								0.800000	0.800000
12		825000.00	3	20110715								0.650000	0.650000
13	775000.00	775000.00	3	20110729								0.700000	0.700000
14	683200.00	690000.00	3	20110830								0.799766	0.799766
15	683500.00	685000.00	3	20110818								0.800000	0.800000
16		950000.00	3	20110722								0.584211	0.584211
17		1215000.00	3	20110810								0.460905	0.460905
18		710000.00	3	20110803								0.797430	0.797430
19		1300000.00	3	20110331								0.453846	0.453846
20		1350000.00	3	20110901								0.423704	0.423704
21		1000000.00	3	20110907								0.575500	0.575500
22	722818.00	725000.00	3	20110711								0.799994	0.799994
23		950000.00	3	20110819								0.610526	0.610526
24	733500.00	784800.00	3	20110802								0.800000	0.800000
25		1070000.00	3	20110816								0.552336	0.552336
26		805000.00	3	20110808								0.750000	0.750000
27	765000.00	765000.00	3	20110901								0.800000	0.800000
28	829900.00	850000.00	3	20110912								0.749970	0.749970
29		1000000.00	3	20110818								0.698000	0.628000
30		1200000.00	3	20110822								0.550000	0.550000
31		2300000.00	3	20110927								0.290435	0.290435
32		3475000.00	3	20110830								0.194820	0.194820
33		945500.00	3	20110801								0.719196	0.719196
34		857500.00	3	20110920								0.794869	0.794869
35		2900000.00	3	20110718								0.237931	0.237931
36		1075000.00	3	20110829								0.641860	0.641860
37		935000.00	3	20110831								0.748663	0.748663
38	875000.00	960000.00	3	20111005								0.800000	0.800000
39	895000.00	895000.00	3	20110624								0.800000	0.800000
40		1640000.00	3	20110811								0.437195	0.437195
41		1100000.00	3	20110827								0.666364	0.666364
42		950000.00	3	20110810								0.800000	0.800000
43	965000.00	1100000.00	3	20111004								0.790000	0.790000
44		1600000.00	3	20110826								0.676109	0.487500
45	1200000.00	1200000.00	3	20110824								0.650000	0.650000
46		1250000.00	3	20110712								0.628000	0.628000
47	1055000.00	1140000.00	3	20110819								0.750000	0.750000
48		1225000.00	3	20111014								0.648980	0.648980
49	1150000.00	1150000.00	3	20110817								0.695652	0.695652
50		1795000.00	3	20110902								0.453175	0.453175
51		2300000.00	3	20110719								0.358261	0.358261
52		1180000.00	3	20110810								0.700000	0.700000
53		2500000.00	3	20110815								0.331400	0.331400
54	1530000.00	1475000.00	3	20110804								0.576271	0.576271
55		1200000.00	3	20110824								0.725000	0.725000
56		2507000.00	3	20110923								0.349023	0.349023
57		1650000.00	3	20110906								0.719394	0.537576
58		1750000.00	3	20110929								0.509714	0.509714
59		1115000.00	3	20110913								0.800000	0.800000
60		1150000.00	3	20110809								0.800000	0.800000
61		1300000.00	3	20110822								0.710000	0.710000
62	1350000.00	1350000.00	3	20110818								0.700000	0.700000
63	1225000.00	1230000.00	3	20110727								0.800000	0.800000
64	1600000.00	1600000.00	3	20110818								0.624938	0.624938
65		1395000.00	3	20110822								0.711111	0.711111
66	1775000.00	1775000.00	3	20110820								0.563380	0.563380
67		1775000.00	3	20110812								0.563380	0.563380
68	2075000.00	2075000.00	3	20110809								0.481928	0.481928
69	2820000.00	3000000.00	3	20110930								0.354574	0.354574
70	1475000.00	1475000.00	3	20110926								0.677966	0.677966
71		4000000.00	3	20110726								0.250000	0.250000
72		2000000.00	3	20110813								0.500000	0.500000
73		1500000.00	3	20110809								0.700000	0.700000
74	1440000.00	1440000.00	3	20110830								0.750000	0.750000
75		1750000.00	3	20110719								0.645714	0.645714
76		2050000.00	3	20110902								0.559512	0.559512
77	1650000.00	1650000.00	3	20111001								0.700000	0.700000
78	1470000.00	1500000.00	3	20110922								0.800000	0.800000
79		2000000.00	3	20111030								0.635851	0.635851
80		2000000.00	3	20110902								0.750000	0.750000
81		2425000.00	3	20110719								0.750000	0.750000
82	2600000.00	2600000.00	3	20110812								0.750000	0.750000
83		5000000.00	3	20110824								0.500000	0.400000
84		3000000.00	3	20110802								0.273333	0.273333
85		640000.00	3	20110813								0.792188	0.792188
86		925000.00	3	20110820								0.567568	0.567568
87		1060000.00	3	20111012								0.549009	0.549009
88	1180000.00	1220000.00	3	20110816								0.700000	0.700000
89		2635000.00	3	20110728								0.700000	0.700000
90		1050000.00	3	20110829								0.761905	0.761905
91		800000.00	3	20110825								0.800000	0.800000
92	825000.00	830000.00	3	20110823								0.606061	0.606061
93		1900000.00	3	20110821								0.717895	0.586316
94		1300000.00	3	20110802								0.516154	0.516154
95		1500000.00	3	20110717								0.576000	0.576000
96		2350000.00	3	20110927								0.590851	0.590851
97	725000.00	760000.00	3	20110930								0.800000	0.800000
98	1030000.00	1065000.00	3	20111020								0.740777	0.740777
99		1950000.00	3	20110919								0.661538	0.661538
100		1100000.00	3	20111007								0.689091	0.689091

KEY	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1	0	0	0
2	0	0	0
3	0	0	0
4	0	0	0
5	0	0	0
6	0	0	0
7	0	0	0
8	0	0	0
9	0	0	0
10	0	0	0
11	0	0	0
12	0	0	0
13	0	0	0
14	0	0	0
15	0	0	0
16	0	0	0
17	0	0	0
18	0	0	0
19	0	0	0
20	0	0	0
21	0	0	0
22	0	0	0
23	0	0	0
24	0	0	0
25	0	0	0
26	0	0	0
27	0	0	0
28	0	0	0
29	0	0	0
30	0	0	0
31	0	0	0
32	0	0	0
33	0	0	0
34	0	0	0
35	0	0	0
36	0	0	0
37	0	0	0
38	0	0	0
39	0	0	0
40	0	0	0
41	0	0	0
42	0	0	0
43	0	0	0
44	0	0	0
45	0	0	0
46	0	0	0
47	0	0	0
48	0	0	0
49	0	0	0
50	0	0	0
51	0	0	0
52	0	0	0
53	0	0	0
54	0	0	0
55	0	0	0
56	0	0	0
57	0	0	0
58	0	0	0
59	0	0	0
60	0	0	0
61	0	0	0
62	0	0	0
63	0	0	0
64	0	0	0
65	0	0	0
66	0	0	0
67	0	0	0
68	0	0	0
69	0	0	0
70	0	0	0
71	0	0	0
72	0	0	0
73	0	0	0
74	0	0	0
75	0	0	0
76	0	0	0
77	0	0	0
78	0	0	0
79	0	0	0
80	0	0	0
81	0	0	0
82	0	0	0
83	0	0	0
84	0	0	0
85	0	0	0
86	0	0	0
87	0	0	0
88	0	0	0
89	0	0	0
90	0	0	0
91	0	0	0
92	0	0	0
93	0	0	0
94	0	0	0
95	0	0	0
96	0	0	0
97	0	0	0
98	0	0	0
99	0	0	0
100	0	0	0

KEY	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100

KEY	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1		0	27		20261101				29,904.00			Full	2 years	2 Months
2		20			20411101	10,833.00						Full	2 years	2 Months
3		35			20411001	19,250.00						Full	2 years	2 Months
4		29	18		20261001	6,461.00			3,400.00			Full	2 years	2 Months
5		12	11		20411001	6,390.00			8,637.00			Full	2 years	2 Months
6		6			20260901	14,008.00						Full	2 years	2 Months
7		31		0	20411001	19,900.25	0.00	0.00				Full	2 years	2 Months
8		15			20410901	16,667.00						Full	2 years	2 Months
9		6		0	20411101	16,250.00	2,000.00	0.00				Full	2 years	1 Month
10		19	3		20411001	15,166.00			902.00			Full	2 years	2 Months
11		18	15		20260901	9,583.00			7,917.00			Full	2 years	2 Months
12		13.7			20260901							Full	2 years	2 Months
13		12			20410901	10,486.00						Full	2 years	2 Months
14		16			20411001	23,852.00						Full	2 years	2 Months
15		7			20411001	51,074.00						Full	2 years	2 Months
16		21			20260901	25,368.00						Full	2 years	2 Months
17		34			20411001	58,142.00						Full	2 years	2 Months
18		21			20261001	18,563.00	2,818.00	3,458.00				Full	2 years	2 Months
19		18	18		20260601							Full	2 years	1 Month
20		19	19		20261001	20,454.00			27,346.00			Full	2 years	2 Months
21		16	25		20261001	10,751.00			7,920.00			Full	2 years	2 Months
22		9.05	12		20410801	11,800.00			12,917.00			Full	2 years	2 Months
23		30	5	0	20411001	28,545.84	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
24		9.1			20410901	14,250.00						Full	2 years	2 Months
25		23		0	20411001	18,335.20	0.00	0.00				Full	2 years	1 Month
26		20		0	20411001	25,000.02	0.00	0.00				Full	2 years	2 Months
27		30	30		20411001				4,767.00			Full	2 years	2 Months
28		24.4			20411101	15,417.00	1,542.00					Full	2 years	2 Months
29		22	2	70000	20261101	43,750.00			0.00			Full	2 years	2 Months
30		18		0	20411001	16,157.08	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
31		45		0	20411201	13,000.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
32		0			20261101							Full	2 years	2 Months
33		16.5	6.5		20410901	7,083.00			5,955.00			Full	2 years	2 Months
34		4		0	20411001	14,642.85	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
35		11	11		20261001	20,320.00			10,381.00			Full	2 years	2 Months
36		15		0	20411001	14,105.83	0.00	0.00				Full	2 years	2 Months
37		30			20261001	17,672.00						Full	2 years	2 Months
38		9			20411101	17,411.00	2,859.00					Full	2 years	2 Months
39		13	10		20411001	12,595.00	2,364.00		6,485.00			Full	2 years	2 Months
40		28		0	20411001	138,883.21	0.00	0.00				Full	2 years	2 Months
41		8		0	20411001	18,566.17	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
42		11		0	20411101	19,564.00	0.00	0.00				Full	2 years	2 Months
43		11	3	0	20411101	20,155.84	0.00	0.00				Full	2 years	2 Months
44		2.75		301775	20261001	25,715.00						Full	2 years	2 Months
45		27	7	0	20411001	23,036.25	0.00	0.00				Full	2 years	2 Months
46		15			20410901	19,276.00						Full	2 years	2 Months
47		11		0	20411001	7,916.66	0.00	12,341.62	6,626.53	0.00	0.00	Full	2 years	2 Months
48		23		0	20411101	18,176.17	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
49		12		0	20410901	26,624.00	0.00	0.00				Full	2 years	2 Months
50		25	25		20261101	23,433.00	5,897.00		23,433.00			Full	2 years	2 Months
51		9	15	0	20411001	10,404.83	0.00	0.00	10,232.50	0.00	0.00	Full	2 years	2 Months
52		15			20411001	13,892.00						Full	2 years	2 Months
53		0		0	20411001	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
54		29		0	20411001	55,614.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	1 Month
55		6		0	20411001	53,839.00	0.00	0.00	5,633.00	0.00	0.00	Full	2 years	2 Months
56		15			20411101	8,200.00						Full	2 years	2 Months
57		50.42		300000	20411101	32,917.00						Full	2 years	2 Months
58		20	16	0	20411101	16,666.67	0.00	0.00	23,483.00	0.00	0.00	Full	2 years	2 Months
59		39		0	20411201	51,069.00	0.00	0.00				Full	2 years	2 Months
60		18.5	16		20410901	19,833.00			14,166.00			Full	2 years	2 Months
61		16		0	20411001	16,905.99	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
62		19		0	20411101	77,248.33	0.00	0.00				Full	2 years	2 Months
63		15	0	0	20411001	20,833.33	0.00	0.00	8,583.34	0.00	0.00	Full	2 years	2 Months
64		1.5			20261001	0.00						Full	2 years	2 Months
65		17		0	20411001	0.00	0.00	0.00				Full	2 years	2 Months
66		19			20410901	13,132.00						Full	2 years	2 Months
67		11		0	20411001	12,366.67	0.00	0.00	12,904.10	0.00	0.00	Full	2 years	2 Months
68		4	20	0	20411001	63,351.83	0.00	0.00				Full	2 years	2 Months
69		15	15	0	20411101	22,083.00	0.00	0.00				Full	2 years	2 Months
70		21			20411101	21,417.00	6,316.00					Full	2 years	2 Months
71		30		0	20411001	4,166.67	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
72		19		0	20411001	28,947.50	0.00	0.00				Full	2 years	2 Months
73		21		0	20411101	19,661.18	28,309.58	0.00	0.00	0.00	0.00	Full	2 years	2 Months
74		10			20411001	20,833.00						Full	2 years	2 Months
75		3		0	20411001	63,694.38	0.00	0.00				Full	2 years	1 Month
76		10	6	0	20411101	36,241.00	0.00	0.00				Full	2 years	1 Month
77		18		0	20411101	83,728.33	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
78		13	13		20411101	24,638.00	3,333.00		10,948.00			Full	2 years	2 Months
79		25	7	0	20411201	41,666.67	0.00	0.00	0.00	0.00	0.00	Full	2 years	2 Months
80		20			20411001	38,560.00						Full	2 years	1 Month
81		34			20411001	0.00						Full	2 years	2 Months
82		25	28.6		20410901	18,333.00	15,414.00		5,892.00			Full	2 years	2 Months
83		25		500000	20411001	82,488.00						Full	2 years	2 Months
84		15	6		20261101	40,561.00			12,962.00			Full	2 years	2 Months
85		15	13		20411001	8,870.00			9,119.00			Full	2 years	2 Months
86		12			20411001	141,365.00						Full	2 years	2 Months
87		12			20261101	30,466.00						Full	2 years	2 Months
88		27.2			20411101	28,337.00						Full	2 years	2 Months
89		21			20410901	60,838.00						Full	2 years	2 Months
90		14			20411101	73,902.00						Full	2 years	2 Months
91		5.2			20261101	22,083.00	16,973.00					Full	2 years	2 Months
92		0			20261001							Full	2 years	2 Months
93		18		250000	20411001	29,167.00						Full	2 years	2 Months
94		11			20410901	18,000.00						Full	2 years	2 Months
95		4		0	20411201	7,692.00				4,155.00		Full	2 years	2 Months
96		52		0	20411201							Full	2 years	2 Months
97		12		0	20411201	18,333.33						Full	2 years	2 Months
98		17	11	0	20411201	9,694.00			11,868.83			Full	2 years	2 Months
99		25	25.6		20261101	19,590.00			53,994.00			Full	2 years	2 Months
100		20	10.4		20411101	15,403.00			9,349.00			Full	2 years	1 Month

Loan Number	Redwood Loan Number	DD Loan Number
7116767018	2000000027	600119300
22-462910-1	3000000262	600131437
22-463008-3	3000000283	600132623
22-462990-3	3000000288	600132694
22-464097-5	3000000348	600135657
22-464063-7	3000000385	600137326
22-464627-9	3000000435	600138718
7118457022	2000000343	600145303
22-465060-2	3000000449	600145933
22-467514-6	3000000463	600147089
22-466744-0	3000000466	600147090
22-467563-3	3000000468	600147103
22-464586-7	3000000480	600149571
22-455619-7	841000001	600151591
7119654767	2000000473	600152229
22-468033-6	3000000501	600152540
22-469026-9	3000000508	600153553
22-114222-3	3000000562	600153559
22-469217-4	3000000526	600153743
22-114166-2	856000001	600153745
22-469207-5	3000000529	600153771
22-469378-4	3000000552	600153773
22-114221-5	3000000551	600153865
22-468338-9	3000000531	600154267
22-468554-1	3000000557	600154268
7120359166	2000000504	600254724
22-469668-8	3000000613	600254752
2027601803	1050000663	600254765
2131700638	1050000773	600254766
3006612518	1050000809	600254767
7120816173	2000000641	600255648
2083600913	1050000790	600256922
12-466802-6	868000029	600256932
12-468233-2	868000025	600256933
12-469810-6	868000013	600256934
12-465265-7	868000027	600256935
12-467534-4	868000030	600256936
12-465953-8	868000035	600256937
12-465358-0	868000016	600256938
12-466268-0	868000012	600256939
12-467762-1	868000014	600256940
12-464298-9	868000034	600256941
12-470021-7	868000031	600256944
12-465028-9	868000003	600256945
12-466422-3	868000011	600256946
22-469782-7	3000000651	600257274
22-469969-0	3000000640	600257359
22-469894-0	3000000673	600257361
2027601961	1050000786	600257399
22-470155-3	3000000668	600257430
22-470308-8	3000000718	600257433
22-470334-4	3000000726	600258499
12-463921-7	869000001	600259099
12-465545-2	869000006	600259100
12-466142-7	869000008	600259101
12-467476-8	869000010	600259102
22-470436-7	3000000779	600259171
22-468197-9	3000000795	600259803
22-469869-2	3000000802	600259804
2153601079	1050000781	600259809
20631100115	1050000821	600259810
3006612846	1050000861	600259811
2198600319	1050000888	600259812
7120289157	2000000581	600259820
7120918300	2000000678	600259823
7121082353	2000000806	600259826
7120766279	2000000675	600259890
7120605030	2000000834	600259892
2051601528	1050000892	600259904
2135601691	1050000900	600259905
22-470302-1	3000000720	600259927
22-470038-1	3000000845	600259929
22-470852-5	3000000846	600260164
12-465498-4	882000002	600260170
12-465549-4	882000003	600260171
2073603307	1050000808	600260334
22-470853-3	3000000847	600260364
2001708071	1050000810	600260369
222782	1000000886	600260447
2003602264	1050000836	600261156
2141600122	1050000911	600261158
2073603486	1050000903	600261325
7000603545	1050000940	600261326
2244701095	1050000947	600261327
2001707282	1050000882	600262314
2001707491	1050000893	600262315
7120686444	2000000804	600262678
7121251800	2000000874	600262679
1075123	1300000942	600262686
2198600334	1050000904	600262875
225304	1000000897	600263028
225746	1000000964	600263029
2027602080	1050000941	600263073
5040351321	2000000627	600263174
5040350877	2000000654	600263175
7121006428	2000000817	600263176
7120768283	2000000867	600263180
7121571579	2000000912	600263182
7120681791	2000000956	600263183
2135601557	1050001057	600263184
12-470023-3	3000000851	600263185
12-469559-9	3000000913	600263186
3721600135	1050001011	600263203
12-471694-0	3000000920	600263204
2123700490	1050000924	600263298
2198600346	1050000905	600263314
2088700361	1050000970	600263315
3612601111	1050001001	600263316
2088700451	1050001044	600263317
2027602115	1050001036	600263328
225401	1000000969	600263717
22-114256-1	3000000936	600263718
2027602067	1050000922	600263731
3726600027	1050001026	600264081
2036605744	1050000977	600264901
3624700942	1050001035	600264902
3092605524	1050001070	600264903
226182	1000000926	600264904
7119965072	2000000875	600264906
7121085000	2000000918	600264922
7121754175	2000000958	600264923
2028606980	1050000992	600264924
3627601196	1050001004	600264925
2036605817	1050000967	600264927
3650602060	1050000982	600264928
2001708537	1050000994	600264935
2051601611	1050000986	600264937
3602601382	1050000989	600264938
3006613221	1050001007	600264939
2001708593	1050001058	600264940
223089	1000001043	600265106
1042394	1300000953	600265107
1077215	1300000980	600265108
2168600339	1050001065	600265186
3726600244	1050001169	600265187
1073668	1300000978	600266249
225955	1000001033	600266303
201316	1000001034	600266304
7121666429	2000000968	600266324
7121902899	2000000984	600266325
7121903640	2000000985	600266326
7121723493	2000000990	600266327
7121909985	2000001013	600266328
2204600190	1050000975	600266583
2161601739	1050001101	600266584
12-472676-6	3000001003	600266585
2027602053	1050000944	600266838
1083602358	1050001023	600266839
2253600055	1050001045	600266840
6005600186	1050001249	600266842
2125602741	1050001099	600266843
12-473036-2	3000001030	600266852
12-473037-0	3000001031	600266853
12-470428-4	3000001124	600266854
2238600275	1050000963	600266855
20171100351	1050001040	600266856
2027602127	1050001086	600266857
2238600305	1050001100	600266858
3670600488	1050001111	600266859
6014600293	1050001157	600266860
3707602678	1050001067	600267299
3602601402	1050001098	600267300
2154601123	1050001110	600267301
3726600119	1050001167	600267302
2036605864	1050001019	600267837
2027602116	1050001066	600267838
3726600200	1050001168	600267839
2198600379	1050001194	600267840
12-473133-7	3000001053	600267841
12-473070-1	3000001060	600267842
12-473229-3	3000001062	600267843
12-467840-5	3000001130	600267844
12-469097-0	3000001131	600267845
12-470377-3	3000001132	600267846
12-470769-1	3000001133	600267847
12-470908-5	3000001135	600267849
12-470975-4	3000001136	600267850
12-471292-3	3000001137	600267851
12-471308-7	3000001138	600267852
12-471508-2	3000001139	600267853
12-471662-7	3000001140	600267854
12-471696-5	3000001141	600267855
12-471764-1	3000001142	600267856
12-472005-8	3000001143	600267857
12-472143-7	3000001144	600267858
22-472359-9	3000001146	600267859
2028607129	1050001087	600267873
2273600002	1050001090	600267874
12-472298-9	3000001072	600267912
12-473194-9	3000001073	600267913
12-473134-5	3000001038	600268949
12-473145-1	3000001082	600268951
12-473457-0	3000001097	600268952
2177600280	1050001063	600269262
2154601108	1050001094	600269263
3726600150	1050001128	600269265
3705600434	1050001195	600269267
7120850032	2000000792	600269287
7121668326	2000000993	600269288
7121966142	2000001014	600269289
7121753466	2000001022	600269290
7120524207	2000001096	600269291
7121575273	2000001108	600269292
7121919133	2000001162	600269293
12-472243-5	3000001145	600269294
2097600762	1050001010	600269320
3602601390	1050001079	600269321
2248600040	1050001112	600271908
3006613329	1050001118	600271909
22-473628-6	3000001116	600271910
12-471695-7	3000001348	600271911
12-471420-0	3000001349	600271912
1076716	1300001077	600273390
1076082	1300001181	600273391
1077462	1300001182	600273392
12-473518-9	3000001105	600273415
5050454775	2000000948	600274056
7121336809	2000000983	600274057
7121832930	2000001041	600274058
7122307155	2000001184	600274059
001082241	1300001270	600274213
7122239028	2000001152	600274214
7122256725	2000001183	600274215
7121722271	2000000991	600274216
3052602876	1050001187	600274218
12-473276-4	3000001176	600274219
12-473927-2	3000001177	600274220
3651604471	1050001222	600274999
2046605421	1050001275	600275000
20631100547	1050001307	600275001
6005600286	1050001338	600275002
7121657733	2000001075	600275003
12-474046-0	3000001236	600275005
12-114255-3	3000001677	600275006
12-465477-8	909000126	600275153
12-460880-8	909000134	600275154
12-466127-8	909000135	600275155
2210600429	1050001089	600275166
12-474206-0	3000001243	600275167
12-473983-5	3000001342	600275168
2105600365	1050001571	600275921
7121753607	2000000972	600275922
7122334985	2000001267	600275923
7122451052	2000001515	600275924
3706601428	1050001758	600276858
12-474188-0	3000001238	600276859
7121674803	2000001403	600276860
7122076396	2000001088	600277197
12-473362-2	3000001197	600277199
12-474281-3	3000001214	600277200
12-473732-6	3000001347	600277201
3643602404	1050001155	600277202
001070685	1300001012	600277203
001080934	1300001174	600277204
20321100005	1050001115	600277259
2039604549	1050001189	600277261
12-474234-2	3000001213	600277263
12-474538-6	3000001276	600277264
12-473776-3	3000001289	600277265
12-474536-0	3000001345	600277266
7122331841	2000001190	600277267
7122356434	2000001271	600277268
6014600088	1050001092	600277278
2218601128	1050001227	600277280
2198600438	1050001274	600277281
22-462687-5	814000005	600277282
22-463392-1	814000006	600277283
12-465022-2	868000001	600277284
12-466794-5	868000002	600277285
12-466540-2	868000004	600277286
12-466115-3	868000006	600277287
12-466311-8	868000007	600277288
12-466681-4	868000008	600277289
12-465277-2	868000009	600277290
12-465945-4	868000010	600277291
12-469251-3	868000015	600277292
12-465189-9	868000017	600277293
12-470449-0	868000018	600277294
12-465950-4	868000019	600277295
12-465680-7	868000020	600277296
12-468883-4	868000021	600277297
12-465802-7	868000022	600277298
12-466809-1	868000023	600277299
12-467125-1	868000024	600277300
12-468482-5	868000026	600277301
12-466745-7	868000028	600277302
12-465834-0	868000032	600277303
12-470164-5	868000033	600277304
12-465114-7	869000004	600277306
12-465290-5	869000005	600277307
12-465777-1	869000007	600277308
12-466146-8	869000009	600277309
12-468707-5	869000011	600277310
12-473040-4	3000001016	600277327
12-473069-3	3000001231	600277328
12-474309-2	3000001240	600277329
2030601875	1050001256	600277332
6008684	1650001624	600277333
3052602909	1050001340	600277452
001080213	1300001120	600277619
12-474396-9	3000001248	600277620
12-474615-2	3000001304	600277621
12-474625-1	3000001305	600277622
12-474793-7	3000001326	600277623
12-474356-3	3000001344	600277624
12-474454-6	3000001355	600277625
12-472651-9	3000001160	600277745
12-470920-0	3000001334	600277746
2108600297	1050001284	600278836
6005600235	1050001621	600278838
001081295	1300001221	600278839
001082302	1300001380	600278841
001081489	1300001314	600278842
212044	1000001574	600279167
3602601352	1050001117	600279168
6005600275	1050001253	600279169
12-474927-1	3000001357	600279194
2027602195	1050001777	600279195
2154601170	1050001229	600279196
224051	1000001642	600279199
7120444828	2000001588	600279200
21871100062	1050001254	600279333
3602601464	1050001433	600279335
12-474100-5	3000001346	600279336
12-474767-1	3000001356	600279337
7122405942	2000001299	600279339
2051601642	1050001512	600280458
2001708341	1050001179	600280460
12-473903-3	3000001255	600280494
12-474999-0	3000001367	600280495
6010270	1650001511	600280496
12-473930-6	3000001233	600280931
12-474252-4	3000001239	600280932
12-474783-8	3000001325	600281543
12-474762-2	3000001405	600281544
12-475316-6	3000001507	600281545
22-114276-9	3000001278	600282102
12-475084-0	3000001408	600282103
12-475126-9	3000001454	600282104
21491100132	1050001317	600282789
7122627289	2000001568	600282791
12-475079-0	3000001407	600282792
12-475220-0	3000001455	600282793
12-475255-6	3000001464	600282794
12-475267-1	3000001465	600282795
12-473750-8	3000001418	600282796
001080666	1300001516	600282797
001081407	1300001211	600283120
001085417	1300001580	600283121
12-475097-2	3000001578	600283122
6010180	1650001458	600284125
231027	1000001250	600284520
2058601997	1050001815	600284526
12-472155-1	3000001595	600284527
12-474022-1	3000001235	600284528
12-472777-2	3000002004	600285029
5040436072	2000001351	600285216
7122705481	2000001610	600285217
7122969368	2000001788	600285218
231043	1000001251	600285219
7122780740	2000001611	600285524
7122619625	2000001439	600286773
001078858	1300001283	600286774
12-474638-4	3000001627	600287923
8000383	1650001762	600288023
2045701120	1050001750	600288086
12-475406-5	3000001643	600289593
12-475004-8	3000001655	600289867
22-471347-5	978000001	600295295
22-470986-1	978000002	600295296
22-470751-9	978000003	600295297
22-471274-1	978000005	600295299
22-471474-7	978000009	600295303
22-473895-1	978000012	600295306
22-474402-5	978000014	600295308
22-472531-3	978000017	600295311
22-473538-7	978000018	600295312
22-474143-5	978000024	600295318
22-473670-8	978000027	600295321
22-473623-7	978000030	600295324
22-473889-4	978000031	600295325
22-473945-4	978000033	600295327
22-474353-0	978000034	600295328
22-472722-8	978000035	600295329
22-474077-5	978000036	600295330
22-474750-7	978000037	600295331
22-472504-0	978000039	600295333
22-473084-2	978000040	600295334
22-473598-1	978000042	600295336
22-473019-8	978000043	600295337
22-471526-4	978000046	600295340
22-473594-0	978000047	600295341
22-472802-8	978000048	600295342
22-472513-1	978000049	600295343
22-471784-9	978000050	600295344
22-470404-5	978000051	600295345
22-468312-4	978000053	600295347
22-472911-7	978000054	600295348
22-473860-5	978000055	600295349
22-473556-9	978000058	600295352
22-471999-3	978000059	600295353
22-472313-6	978000061	600295355
22-473141-0	978000063	600295357
22-473230-1	978000065	600295359
22-471634-6	978000082	600295376
503279849	1150001401	Clayton. No loanid
503294792	1150001498	Clayton. No loanid
503260869	1150001373	Clayton. No loanid
503281720	1150001400	Clayton. No loanid
503266350	1150001395	Clayton. No loanid
503283192	1150001371	Clayton. No loanid
503278341	1150001970	Clayton. No loanid
503275972	1150001597	Clayton. No loanid
503272061	1150001383	Clayton. No loanid
503260793	1150001399	Clayton. No loanid
503273065	1150001384	Clayton. No loanid
503234706	1150001372	Clayton. No loanid
503335768	1150001855	Clayton. No loanid
503280657	1150001417	Clayton. No loanid
503276011	1150001374	Clayton. No loanid
503285149	1150001527	Clayton. No loanid
503278520	1150001375	Clayton. No loanid
503257737	1150001378	Clayton. No loanid
503273469	1150001385	Clayton. No loanid
503273037	1150001556	Clayton. No loanid
2011000462	1400001469	Clayton. No loanid
503259752	1150001402	Clayton. No loanid
2011000933	1400001741	Clayton. No loanid
503299399	1150001503	Clayton. No loanid
503273456	1150001387	Clayton. No loanid
503255085	1150001398	Clayton. No loanid
503272937	1150001397	Clayton. No loanid
503251726	1150001694	Clayton. No loanid
503256518	1150001376	Clayton. No loanid
503279494	1150001537	Clayton. No loanid
503279768	1150001632	Clayton. No loanid
503302762	1150001481	Clayton. No loanid
503281800	1150001411	Clayton. No loanid
503253990	1150001517	Clayton. No loanid
503272246	1150001899	Clayton. No loanid
503326005	1150001755	Clayton. No loanid
2011001782	1400001850	Clayton. No loanid
503339764	1150001888	Clayton. No loanid
503325948	1150001768	Clayton. No loanid
503301258	1150001486	Clayton. No loanid
503254794	1150001681	Clayton. No loanid

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

APPENDIX A

MODIFICATIONS TO THE FLOW SERVICING AGREEMENT

1.             The definition of “Assumed Principal Balance” in Section 1 is revised to read in its entirety as follows:

“Assumed Principal Balance:  As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date after application of payments due on or before the Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan pursuant to Subsection 11.15 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Subsection 11.17.”

2.             The definition of “Business Day” in Section 1 is revised to read in its entirety as follows:

“Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, the State of New Jersey, the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, the State of New Jersey, the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.”

3.             The definition of “Closing Date” in Section 1 is revised to read in its entirety as follows:

“Closing Date:  January 27, 2012, except with respect to Section 3 and the Servicer Acknowledgement(s).”

4.             The definition of “Cut-off Date” in Section 1 is revised to read in its entirety as follows:

“Cut-off Date:  January 1, 2012, except with respect to the Servicer Acknowledgement(s).”

5.             The definition of “First Remittance Date” in Section 1 is revised to read in its entirety as follows:

“First Remittance Date: February 25, 2012.”

6.             A new definition of “Servicing Administrator” is hereby added to Section 1, to be inserted alphabetically and to read in its entirety as follows:

“Servicing Administrator:  Redwood Residential Acquisition Corporation or its successor in interest.”

7.	Owner Representation Correction

In the first sentence of Subsection 7.02(a), the phrase “federal savings bank” is replaced by the phrase “Delaware corporation” and the term “United States” is replaced by the term “Delaware”.

8.	Loan Modifications and Environmental Issues

(a)           Subsection 11.01, fifth paragraph is revised to read in its entirety as follows:

“Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the modification is in accordance with the previously agreed-upon customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and the Servicer has previously notified the Owner of such modification) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan.  Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sell any property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan without previously notifying the Owner and providing the Owner with justification for such action.   Further, unless the related Mortgage Loan is in default or such default is, in the judgment of the Servicer, imminent, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) without previously notifying the Owner and providing the Owner with justification for such action.  Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has notified the Owner and provided the Owner with justification for the capitalization.   Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Owner when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Owner, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Owner pursuant to the provisions of Subsection 11.13.  Notwithstanding anything to the contrary in the this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or 860G(d) of the Code on any REMIC holding such Mortgage Loan.”

(b)           Subsection 11.01, eighth paragraph is revised to read in its entirety as follows:

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer believes that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Owner’s expense.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.  In the event (i) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (ii) the Owner provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.  In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Subsection 11.05 hereof.

9.             Subsection 11.04, first sentence of the first paragraph is revised to read in its entirety as follows:

“The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “U.S. Bank National Association, in trust for the holders of Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates.”

10.           Subsection 11.04, subclause (f) of the second paragraph is revised to read in its entirety as follows:

“(f)          any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17, 11.19 and 11.25.”

11.           Notwithstanding anything to the contrary in the Flow Servicing Agreement, any Custodial Accounts established by the Servicer pursuant to Subsection 11.04 of the Flow Servicing Agreement shall qualify as Eligible Accounts as defined in the Pooling and Servicing Agreement.

 12.          Paragraphs (b), (c), (d) and (f) of Subsection 11.05 are revised to read in their entirety as follows:

(b)           to reimburse the Servicing Administrator for P&I Advances, the Servicing Administrator’s right to reimbursement pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicing Administrator’s right thereto shall be prior to the rights of the Owner with respect to such Mortgage Loan;

            (c)           to reimburse itself or the Servicing Administrator for any unpaid portion of any Servicing Fees and for unreimbursed Servicing Advances made by the Servicer or the Servicing Administrator, the Servicer’s right to reimburse itself or the Servicing Administrator pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the rights of the Servicer and Servicing Administrator thereto shall be prior to the rights of the Owner unless the Servicing Administrator is required to pay the Prepayment Interest Shortfall pursuant to Subsection 11.15, in which case the Servicing Administrator’s right to such reimbursement shall be subsequent to the payment to the Owner of such shortfall;

(d)           to reimburse itself or the Servicing Administrator for unreimbursed Servicing Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer or the Servicing Administrator, as applicable, to the Owner in an Officer’s Certificate) by the Servicer or the Servicing Administrator, as applicable, pursuant to subclause (c) above;

(f)           to reimburse the Servicing Administrator for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicing Administrator to the Owner in an Officer’s Certificate) by the Servicing Administrator  pursuant to subclause (b) above;

13.           Amendments to Subsection 11.13

(a)           Subsection 11.13 is revised by deleting the first sentence and replacing it in its entirety with the following:

“Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the trust created by the Pooling and Servicing Agreement, where permitted by applicable law or regulation and consistent with Customary Servicing Procedures, and otherwise, in the name of the trustee of the Trust or its nominee.”

(b)           Subsection 11.13 is further revised to add the following paragraphs at the end of the section:

“The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the expense of the Servicing Administrator) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer’s expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust of any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.”

14.           Subsection 11.17 is revised to read in its entirety as follows:

“Subsection 11.17           Advances by the Servicer or Servicing Administrator.

No later than two Business Days immediately preceding each related Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from funds provided by the Servicing Administrator pursuant to Subsection 11.25 an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of advances to be made, subject to Subsection 11.25.  Any amounts held for future distribution and so used shall be replaced by the Servicing Administrator by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date.  The Servicing Administrator’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicing Administrator, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(b).  The determination by the Servicing Administrator that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicing Administrator delivered to the Owner, which details the reasons for such determination.  Neither the Servicing Administrator nor the Servicer shall have any obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act and similar state and local laws.

15.           The first sentence of Subsection 11.18 is revised to read in its entirety as follows:

“The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Owner’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.”

16.           The Flow Servicing Agreement is modified by adding a new Subsection 11.26 which reads in its entirety as follows:

“Subsection 11.26 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.”

17.           The first sentence of Subsection 12.01(b) is revised to read in its entirety as follows:

The Servicer shall promptly notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

18.           Subsection 12.04 is revised to read in its entirety as follows:

“Subsection 12.04           Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  No such resignation of or assignment by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.02.”